Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Report of PrepaYd, Inc. (the “Company”) on Form 10-K for the years ended December 31, 2010, 2009 and 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bruce Berman, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

1.

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 23, 2012

By:\s\ Bruce Berman

Bruce Berman

Chief Executive Officer